 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

HEARTWARE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

500 Old Connecticut Path Framingham, MA (Address of principal executive offices)	01701 (Zip code)

(508) 739-0950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 27, 2016, HeartWare International, Inc., a Delaware corporation (the “Company”), and Medtronic, Inc., a Minnesota corporation (“Parent”), issued a joint press release announcing the execution of an Agreement and Plan of Merger among the Company, Parent and Medtronic Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release issued by Medtronic plc and HeartWare International, Inc., dated June 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2016

HEARTWARE INTERNATIONAL, INC.

By:	/s/ Lawrence J. Knopf
Name:	Lawrence J. Knopf
Title:	Senior Vice President, General Counsel and Secretary

Exhibit No.	Description

99.1	Joint Press Release issued by Medtronic plc and HeartWare International, Inc., dated June 27, 2016.